UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PEPGEN INC.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PepGen logo C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! PepGen Inc. Annual Meeting of Stockholders Thursday, June 18, 2026 12:00 PM, Eastern Daylight Time Annual meeting to be held virtually via the internet - please visit www.proxydocs.com/PEPG for more details. You must register to attend or participate in the annual meeting online at www.proxydocs.com/PEPG prior to the commencement of the annual meeting. For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/PEPG To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials available on the Internet or by mail before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 8, 2026. SEE REVERSE FOR FULL AGENDA Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on June 18, 2026 For Stockholders of record as of April 21, 2026 To order paper materials, use one of the following methods. Internet: www.investorelections.com/PEPGCall: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

PepGen Logo THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 PepGen Inc. Annual Meeting of Stockholders PROPOSAL 1. To elect three Class I directors to our board of directors, to serve until the 2029 annual meeting of stockholders and until his or her earlier death, resignation or removal. 1.01 Howard Mayer 1.02 Joshua Resnick 1.03 Lisa Wyman 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting. Note: Such other matters that may properly come before the meeting or any adjournment or any postponement thereof will be voted by the persons named as proxies in their discretion.